UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Aegis Financial Corporation
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end:  December 31, 2013

Date of reporting period:  September 30, 2013

Item 1. Schedule of Investments.

Aegis High Yield Fund
Schedule of Portfolio Investments
September 30, 2013
(Unaudited)

	Principal Amount	Value
Bank Loans - 5.8%
Apparel & Textile Products - 4.4%
Archroma Term Loan B	3,000,000	2,950,000

Auto Parts & Equipment - 1.4%
Exide Technologies, Term Loan	930,748	933,075

Total Bank Loans (Cost $3,874,548)		3,883,075

	Shares	Value
Common Stocks - 3.1%
Food - 0.2%
Arctic Glacier Income Fund (1)(2)	704,320	$140,173

Mining - 0.7%
Amerigo Resources Ltd.	1,199,300	469,526

Real Estate Investment Trusts - 1.5%
Plazacorp Retail Properties Ltd. (1)(2)	11,668	50,974
PMC Commercial Trust	108,720	964,347
		1,015,321
Transportation - 0.7%
Baltic Trading Ltd.	48,500	237,165
Globus Maritime Ltd. (2)	80,930	246,837
		484,002

Total Common Stocks (Cost $2,602,051)		2,109,022

	Principal Amount	Value
Convertible Bonds - 16.7%
Agriculture - 2.0%
Alliance One International, Inc., Sr. Subord., 07/15/2014, 5.500%	1,374,000	1,372,282

Diversified Financial Services - 6.6%
Penson Worldwide, Inc., Sr. Unsec., 06/01/2014, 8.000%(3)	1,000,000	130,000
Pinetree Capital Ltd., Subord., 05/31/2016, 8.000%(1)	2,270,000	1,718,946
Tower Group, International, Ltd., 09/15/2014, 5.000%	3,000,000	2,538,750
		4,387,696
Lodging - 1.2%
Royal Host Inc., Subord., 06/30/2014, 7.500%(1)(4)	2,000	1,729
Royal Host Inc., Subord., 09/30/2018, 7.500%(1)(4)	903,000	783,029
		784,758

Mining - 1.3%
Jaguar Mining, Inc., Sr. Unsec., 11/01/2014, 4.500%(3)	3,000,000	900,000

Oil & Gas Services - 2.5%
Cal Dive International Inc., Sr. Unsec., 07/15/2017, 5.000%(3)	1,500,000	1,644,375

Oil Companies - Exploration & Production - 3.1%
Zaza Energy Corp., Sr. Unsec., 08/01/2017, 9.000%(3)	2,500,000	2,106,250

Total Convertible Bonds (Cost $14,161,391)		11,195,361

Corporate Bonds - 64.2%
Agriculture - 2.8%
Alliance One International, Inc., 07/15/2021, 9.875%(3)	2,000,000	1,890,000

Auto Parts & Equipment - 4.3%
Exide Technologies, 1st Lien, 02/01/2018, 8.625%	3,300,000	2,409,000
Stanadyne Corp., Sr. Subord. Notes, 08/15/2014, 10.000%	500,000	480,000
		2,889,000
Consumer Services - 3.0%
Cenveo Corp., 2nd Lien, 02/01/2018, 8.875%	2,000,000	2,000,000

Diversified Financial Services - 4.7%
Creditcorp, Sec., 07/15/2018, 12.000%(3)	2,000,000	1,970,000
GFI Group, Inc. Sr. Unsec., 07/19/2018, 8.375%	1,000,000	1,007,500
Penson Worldwide, Inc., Sec., 05/15/2017, 12.500%(3)	915,000	205,875
		3,183,375
Engineering & Construction - 0.0%
Pfleiderer Finance BV, Company Guarantee, 02/14/2049, 7.125%(1)	650,000	25,598

Information Technogy - 2.9%
Sitel LLC / Sitel Finance Corp., Sr. Unsec., 04/01/2018, 11.500%	1,000,000	865,000
Sitel LLC / Sitel Financial Corp., 1st Lien, 08/01/2017, 11.000%(3)	1,000,000	1,072,500
		1,937,500
Machinery - Diversified - 2.8%
Tempel Steel Co., Sr. Sec., 08/15/2016, 12.000%(3)	2,000,000	1,920,000

Manufactured Goods - 3.8%
Dispensing Dynamics International, Sec., 01/01/2018, 12.500%(3)	2,500,000	2,587,500

Media - 0.4%
Hearst-Argyle Television, Inc., Sr. Unsec., 01/15/2018, 7.000%	265,000	245,125

Mining - 5.6%
Horsehead Holding Corp., 1st Lien, 06/01/2017, 10.500%(3)	1,000,000	1,077,500
Thompson Creek Metals Co., Inc., Company Guarantee, 06/01/2018, 7.375%	3,000,000	2,662,500
		3,740,000
Oil & Gas Drilling - 6.4%
Deep Drilling 7 Pte. Ltd. and Deep Drilling 8 Pte. Ltd., Sec., 03/05/2015, 14.250%	1,350,000	1,471,500
PSOS Finance Ltd., Sec., 10/06/2015, 12.000%	2,769,231	2,824,615
		4,296,115

Oil & Gas Services - 4.5%
Global Rig Co. ASA, Company Guarantee, 06/15/2015, 13.000%	950,001	1,010,564
IronGate Energy Services LLC, Sec., 07/01/2018, 11.000%(3)	2,000,000	1,990,000
		3,000,564
Oil Companies - Exploration & Production - 13.2%
ATP Oil & Gas Corp., Sr. Sec., 05/01/2015, 11.875%	1,250,000	8,594
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp., Sr. Sec., 12/01/2015, 13.750%	2,500,000	2,412,500
Callon Petroleum Company, 2nd Lien, 09/15/2016, 13.000%	110,000	113,437
Endeavour International Corp., 03/01/2018, 12.000%	2,000,000	2,090,000
Panoro Energy ASA, Sr. Sec., 11/15/2018, 12.000%	990,000	1,054,350
RAAM Global Energy Co., Sec., 10/01/2015, 12.500%	2,000,000	2,080,000
Woodbine Holdings LLC, 2nd Lien, 05/15/2016, 12.000%	1,000,000	1,070,000
		8,828,881
Paper Products - 2.4%
Fortress Paper Ltd., 12/31/2019, 6.500%(1)	718,000	564,614
Fortress Paper Ltd., 12/31/2016, 6.500%(1)	750,000	524,246
Mercer International, Inc., 12/01/2017, 9.500%	500,000	536,250
		1,625,110
Publishing - 1.1%
The Readers Digest Association, Inc., 1st Lien, 02/15/2017, 9.500%(4)	1,881,000	733,590

Retail - 4.4%
Gibson Brands, Inc., 08/01/2018, 8.875%(3)	500,000	510,000
HOA Restaurant Group LLC and HOA Finance Corp., Sr. Sec., 04/01/2017, 11.250%(3)	2,350,000	2,408,750
		2,918,750
Transportation - 1.9%
SinOceanic II AS, 1st Lien, 02/17/2015, 10.000%	1,221,834	1,252,380

Total Corporate Bonds (Cost $44,606,265)		43,073,488

Preferred Stocks - 3.9%
Oil Companies - Exploration & Production - 3.9%
ATP Oil & Gas Corp. (2)(3)	8,200	1,230
Magnum Hunter Resources Corp.	27,228	741,963
Magnum Hunter Resourses Corp.	74,397	1,874,804
Total Preferred Stocks (Cost $3,127,950)		2,617,997

Warrants - 0.9%
Oil Companies - Exploration & Production - 0.9%
Woodbine Holdings LLC, Expiration: May 2016, Exercise Price: $1.00	1,000	600,000
Total Warrants (Cost $0)		600,000

Total Investments - 94.6% (Cost $68,372,205)		63,478,943
Other Assets in Excess of Liabiliies - 5.4%		3,595,867
Net Assets - 100.0%		$67,074,810

(1)	Foreign security denominated in U.S. Dollars.
(2)	Non-income producing securities.
(3)
144A − Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(4)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of 9/30/2013.
(5)	Issue is in default or bankruptcy.
CAD = Canadian Dollar
EURO = The European Currency

The cost basis of investment for federal income tax purpose at September 30, 2013 was as follows:

Cost of investments	68,372,205

Gross unrealized appreciation	2,704,887
Gross unrealized depreciation	(7,598,149)
Net unrealized depreciation on investments	(4,893,262)

The difference between cost amounts, if any, for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Portfolio Characteristics
September 30, 2013
(Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Bank Loans		5.8%
Apparel & Textile Products	4.4%
Auto Parts & Equipment	1.4%
Common Stock		3.1%
Food	0.2%
Mining	0.7%
Real Estate Investment Trusts	1.5%
Transportation	0.7%
Convertible Bond		16.7%
Agriculture	2.0%
Diversified Financial Services	6.6%
Lodging	1.2%
Mining	1.3%
Oil & Gas Services	2.5%
Oil Companies - Exploration & Production	3.1%
Corporate Bond		64.2%
Agriculture	2.8%
Auto Parts & Equipment	4.3%
Consumer Services	3.0%
Diversified Financial Services	4.7%
Engineering & Construction	0.0%
Information Technogy	2.9%
Machinery - Diversified	2.8%
Manufactured Goods	3.8%
Media	0.4%
Mining	5.6%
Oil & Gas Drilling	6.4%
Oil & Gas Services	4.5%
Oil Companies - Exploration & Production	13.2%
Paper Products	2.4%
Publishing	1.1%
Retail	4.4%
Transportation	1.9%
Preferred Stock		3.9%
Insurance
Oil Companies - Exploration & Production	3.9%
Warrants		0.9%
Oil Companies - Exploration & Production	0.9%
Other Assets & Liabilities		5.4%
Net Assets		100.0%

Portfolio Characteristics − (continued)
September 30, 2013
(Unaudited)

Credit Quality − % of Corporate Bonds
BB	0.0%
B	37.0%
CCC	11.8%
Below CCC or Unrated	51.2%
100.0%

Maturity (Or Most Likely Call) − % of Corporate Bonds
Less than 1 year.	8.2%
1 − 3 years	49.7%
4 − 6 years	38.6%
7 − 10 years	3.4%
More than 10 years	0.1%
100.0%

Investment Valuation (Unaudited)

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined by the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.

Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at September 30, 2013

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities or identical securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.) An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in upon one or more domestic securities exchanges, excluding the National Association of Securities Dealers' Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Bank Loans*	-	3,883,075	-	3,883,075
Common Stock*	1,499,323	609,699	-	2,109,022
Convertible Bond*	-	11,195,361	-	11,195,361
Corporate Bonds*	-	43,073,488	-	43,073,488
Preferred Stocks*	2,616,767	1,230	-	2,617,997
Warrants	-	600,000		600,000
Total*	4,116,090	59,362,853	-	63,478,943
* Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

There were no transfers between Level 1, 2 and 3 fair valuation measurements during the reporting period, as compared to the certifications from the previous annual report. The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required. Distributions to shareholders. Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date. The fee will be assessed and retained by the Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses.

The Fund’s class-specific expenses are charged to the operations of that class of shares. Income and Expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund. Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Item 2. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By /s/ Scott L. Barbee
      Scott L. Barbee, President

Date:                   11/20/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Scott L. Barbee
      Scott L. Barbee, President

Date:                  11/20/13

By /s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:                  11/20/13